UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2006
DUSA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	0-19777 (Commission File Number)	22-3103129 (IRS Employer Identification Number)
25 Upton Drive
Wilmington, Massachusetts 01887
(Address of principal executive offices, including ZIP code)
(978) 657-7500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.
     DUSA Pharmaceuticals, Inc. (“DUSA”) issued a press release on June 8, 2006 reporting the filing of a registration statement on Form S-3 relating to the resale of shares previously issued in a private placement under Regulation D to former Sirius shareholders in connection with the March 10, 2006 merger of Sirius Laboratories, Inc. into DUSA. The shareholders are currently subject to lock-up provisions as provided in the merger agreement. These provisions are not affected by this filing or the timing of the effectiveness of the registration statement. The press release is filed with this report as Exhibit 99.
Item 9.01 — Financial Statement and Exhibits.

Item No.	Description
99	Press Release, dated June 8, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUSA PHARMACEUTICALS, INC.
Dated: June 8, 2006	By:	/s/ Robert F. Doman
Robert F. Doman, President and Chief
Operating Officer

EXHIBIT INDEX

Item No.	Description
99	Press Release, dated June 8, 2006